West Pharmaceutical Services, Inc. First Quarter 2016 Analyst Conference Call 9 a.m. Eastern Time, April 28, 2016 Speakers: Eric M. Green President and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise. A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site www.westpharma.com To participate on the call please dial: 877-930-8295 (U.S.) 253-336-8738 (International). The conference ID is 92201943 An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, May 5, 2016, by dialing: 877-930-8295 (U.S.) 253-336-8738 (International) The conference ID 92201943 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call.

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith®, Daikyo RUV®, Flurotec® and Daikyo RSV® are trademarks or registered trademarks, and are licensed from of Daikyo Seiko, Ltd. Verux™ Brand and the logo are trademarks of West Pharmaceutical Services Singapore Pte. Ltd. Safe Harbor Statement 2

 Net sales of $362 million, organic sales growth* of 10.5%  Proprietary Products organic sales growth of 13.0%  Contract-Manufactured Products organic sales growth of 1.4%  Gross margin of 34.0%, an increase of 130 basis points from last year  Adjusted diluted EPS of $0.53  Includes a negative $0.02 impact from currency changes Q1 2016 Highlights 3 * Excluding the impact from changes in foreign exchange

4 Proprietary Products, 80% of total sales BIOLOGICS Double-digit organic sales growth GENERICS Double-digit organic sales growth PHARMA Mid-single digit organic sales growth Low-single digit organic sales growth CONTRACT- MANUFACTURED PRODUCTS Q1 2016 Highlights 20% of total High-Value Product Offerings +22% organic sales growth

Global Operations  Gross margin +130 basis points  Increased capacity utilization and efficiency levels, especially for High- Value Products  Lean manufacturing Waterford construction is on-track and on-budget Proprietary Products backlog at March 31, 2016 was $437 million +24% over 3/31/15 +5% over 12/31/15 (constant currency) Indicative of core 6-8% organic sales growth trend plus customer inventory management 5

Innovation & Technology 6  Daikyo Crystal Zenith ® extreme cold storage applications West Lyoseal® scaling-up for future customer trials  Commissioning SmartDose manufacturing cell in Scottsdale  Developing advanced novel wearable injectors  Equity investment in NanoPass

2016 Outlook Raising the lower-end of both full-year 2016 net sales and adjusted diluted EPS guidance  2016 net sales: $1.49 billion to $1.51 billion  2016 adj. diluted EPS: $2.12 to $2.25 Represents 16% to 23% growth over 2015 7

First quarter 2016 summary results ($ millions, except earnings per-share (EPS) data) 8 (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted diluted EPS” are Non-GAAP measures. See slides 14-16 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant currency basis. Three Months Ended March 31, 2016 2015 Reported Net Sales $362.1 $335.9 Net Sales at Constant Currency(1) $371.2 $335.9 Gross Profit Margin 34.0% 32.7% Reported Operating Profit $30.0 $47.8 Adjusted Operating Profit(1) $55.6 $47.8 Diluted EPS $0.30 $0.45 Adjusted Diluted EPS(1) $0.53 $0.45 Excluding adverse currency impact of approximately $0.02, Adjusted Diluted EPS grew 24%

Change in consolidated sales First quarter 2015 to 2016 ($ millions) 9 $362.1 ($9.1) $33.7 $1.6 $335.9 2015 Volume & Mix Sales Price Currency 2016

10 Change in gross profit margin % First quarter 2015 to 2016 34.0% (1.0%) 1.1% 0.9% 0.3% 32.7% 2015 Volume & Mix Raw Material Sales Price Currency & Other 2016

11 Change in SG&A costs First quarter 2015 to 2016 ($ millions) $58.1 $0.3 $0.6 $1.0 $2.6 $1.4 $0.8 $55.2 2015 Comp and Other Outside Services US Pension All Other Incentive & Stock Comp Currency 2016

Cash flow and balance sheet metrics ($ millions) 12 CASH FLOW ITEMS (UNAUDITED) (in millions) BALANCE SHEET ITEMS (UNAUDITED) (in millions) (1) Net debt and total invested capital are Non-GAAP measures. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity. Please refer to “Notes to Non-GAAP Financial Measures” on slides 14-16 and “Non-GAAP Financial Measures” in today’s press release for additional information regarding those measures. Three Months Ended March 31, 2016 2015 Depreciation and amortization $22.3 $22.0 Operating cash flow $3.0 $(1.9) Capital expenditures $39.0 $30.4 As of March 31, 2016 As of December 31, 2015 Cash and cash equivalents $178.1 $274.6 Debt $232.0 $298.2 Equity $1,074.0 $1,023.9 Net debt-to-total invested capital(1) 4.8% 2.3% Working capital $389.6 $359.4

Updated 2016 Full-year guidance ($ millions, except EPS - Non-GAAP) (1) (2) 13 Estimated 2016 Revenue Estimated Gross Profit % Proprietary Products $1,180 - $1,190 37.7% to 38.2% Contract-Manufactured Products $310 - $320 17.4% to 18.4% Consolidated $1,490 - $1,510 33.5% to 34.0 % Est. Capital Spending $150 - $175 Est. Adjusted Diluted EPS (1) $2.12 to $2.25 per share Est. Reported Diluted EPS (1) (2) $1.76 to $1.99 per share (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.12 for the remainder of 2016. Actual results will vary as a result of variability of exchange rates, among other items. (2) Estimated reported diluted EPS includes estimated restructuring charges of $0.23 to $0.28 per share and estimated Venezuela currency devaluation charge of $0.03 to $0.08 per share.

Notes to Non-GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures:  Net sales at constant currency (organic sales)  Adjusted operating profit  Adjusted net income  Adjusted income tax expense  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items. 14

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Net Sales at Constant Currency(1) (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. ($ million, except EPS data) Reconciliation of Reported and Adjusted Operating profit, Net Income and Diluted EPS 15 Three months ended March 31, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $30.0 $6.9 $22.1 $0.30 Restructuring and related charges 22.9 7.9 15.0 0.20 Venezuela currency devaluation 2.7 0.2 2.5 0.03 Adjusted (Non-GAAP) $55.6 $15.0 $39.6 $0.53 Three months ended March 31, 2016 Proprietary CM Eliminations Total Reported net sales (GAAP) $290.8 $71.6 $(0.3) $362.1 Effect of changes in currency translation rates 8.9 0.2 - 9.1 Net sales at constant currency (Non-GAAP)(1) $299.7 $71.8 $(0.3) $371.2

(1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 14 and 15, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS. (2) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.12 for the remainder of 2016. Actual results will vary as a result of exchange rate variability. Reconciliation of adjusted diluted EPS guidance to reported diluted EPS guidance Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 14-16), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 16 Full Year 2016 Guidance(1) (2) Adjusted diluted EPS guidance $2.12 to $2.25 Estimated restructuring charges Estimated currency devaluation (Venezuela) (0.23 to 0.28) (0.03 to 0.08) Reported diluted EPS guidance $1.76 to $1.99